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                                                                 EXHIBIT 23(b)


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
AmerUs Life Holdings, Inc.:


     We consent to the use of our report incorporated herein by reference.


                                        KPMG Peat Marwick LLP


Des Moines, Iowa
January 31, 1997